U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2001


                      California Micro Devices Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       California                   0-15449                 94-2672609
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
    of Incorporation)             File Number)           Identification No.)


        215 Topaz Street, Milpitas, CA                    95035-5430
--------------------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code:       (408)263-3214
                                                             -------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

                  On December 3, 2001, California Micro Devices Corporation (the "Company"), announced the private placement of 2,000,000 shares of the Company's common stock.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:  December 4, 2001          CALIFORNIA MICRO DEVICES CORPORATION



                                  By:
                                      ------------------------------------------
                                      John E. Trewin
                                      Vice President and Chief Financial Officer

California Micro Devices

                                            NEWS RELEASE

                                            For More Information Contact:

                                            Robert V. Dickinson, President & CEO
                                            408.934.3172

                                            bobd@calmicro.com

                                            John E. Trewin, VP, Finance & CFO

                                            408.934.3103

                                            johnt@calmicro.com

     California Micro Devices Raises $8.2 Million Through Private Placement

MILPITAS, CA -- December 3, 2001 -- California Micro Devices Corporation (Nasdaq: CAMD) today disclosed the sale of two million common shares at $4.11 per share in a private placement. The company reported that a number of institutional investors, led by Columbus Capital Management, purchased the shares. Several CAMD directors also participated in the transaction. Needham & Company, Inc. served as placement agent for the offering.

"We are pleased to have completed this transaction which substantially strengthens our balance sheet," said Robert V. Dickinson, president and CEO, California Micro Devices. "The funds which we raised through this placement should provide us with adequate working capital for the foreseeable future."

About California Micro Devices Corporation

California Micro Devices Corporation is a leading supplier of Application Specific Integrated Passive (ASIP) networks and related analog semiconductors. Within the company's broad product line are highly integrated solutions that ensure signal integrity, EMI (electromagnetic interference) filtering, ESD (electrostatic discharge) protection and smart power management for a broad spectrum of computing, communications, consumer, medical and lighting applications. Detailed corporate and product information may be accessed at www.calmicro.com.

                                       ##


California Micro Devices Corporation     215 Topaz Street  Milpitas, CA 95035
Tel:408 263-3214 Fax 408-263-7846          Website: http://www.calmicro.com